Exhibit 99.3

VOTING AGREEMENT

THIS VOTING AGREEMENT (“Agreement”) is entered into as of October 18, 2004, by and between VIROLOGIC, INC., a Delaware corporation (“Parent”), PERRY PARTNERS, L.P. (“PP”), PERRY PARTNERS INTERNATIONAL, INC. (“PPI”), AUDA CLASSICS PLC (“Auda”), PERRY CORP., and RICHARD C. PERRY, an American citizen (PP, PPI, Auda, Perry Corp. and Mr. Perry collectively referred to as the “Stockholders”).

RECITALS

A. Each Stockholder is the holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”)) of certain shares of common stock of ACLARA BioSciences, Inc., a Delaware corporation (the “Company”).

B. Parent, Apollo Acquisition Sub, Inc., a Delaware corporation (“Merger Sub I”), Apollo Merger Subsidiary, LLC, a Delaware limited liability company (“Merger Sub II”) and the Company entered into an Agreement and Plan of Merger and Reorganization dated May 28, 2004 (the “Original Reorganization Agreement”), and amended on the date hereof by that certain Amendment No. 1 the Agreement and Plan of Merger and Reorganization (the “Amendment”) which together provide (subject to the conditions set forth therein) for the merger of Merger Sub I into the Company (“Merger I”) and immediately following the effectiveness of Merger I, the merger of the Company with and into Merger Sub II (“Merger II,” and together with Merger I, the “Transaction”). The Original Reorganization Agreement, as amended by the Amendment, is referred to as the “Reorganization Agreement.”

C. In Merger I, the outstanding shares of common stock of the Company are to be converted into the right to receive shares of common stock of Parent and Contingent Value Rights (as defined in the Reorganization Agreement).

D. In order to induce Parent to contemporaneously herewith enter into the Amendment, the Stockholders are entering into this Agreement.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) The term “Acquisition Proposal” shall have the meaning assigned to it in the Reorganization Agreement.

(b) “Company Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

(c) A Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if such Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(d) “Parent Common Stock” shall mean the common stock, par value $0.001 per share, of Parent.

(e) “Person” shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental authority.

(f) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock Owned by a Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which a Stockholder acquires Ownership during the period from the date of this Agreement through the Voting Covenant Expiration Date.

(g) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.

(h) “Voting Covenant Expiration Date” shall mean the earliest to occur of: (a) the date upon which the Reorganization Agreement is validly terminated; (b) the date upon which Merger I is consummated; (c) the Reorganization Agreement is amended to revise in any material respect the consideration payable to holders of Company Common Stock thereunder; and (d) January 15, 2005, provided, however, that such date shall automatically be extended to January 31, 2005 if, as of January 15, 2005, the board of directors of Parent is not aware of any material adverse change to the financial position of Parent since September 30, 2004.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the period from the date of this Agreement through the Voting Covenant Expiration Date, the Stockholders shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

2.2 Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Voting Covenant Expiration Date, the Stockholders shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no other voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

2.3 Permitted Transfers. Section 2.1 shall not prohibit a transfer of Company Common Stock by a Stockholder (a) if such Stockholder is an individual (i) to any member of his immediate family, or to a trust for the benefit of such Stockholder or any member of his immediate family, or (ii) upon the death of such Stockholder, or (b) if such Stockholder is a partnership or limited liability company, to one or more partners or members of such Stockholder or to an affiliated corporation under common control with such Stockholder; provided, however, that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement.

SECTION 3. VOTING OF SHARES

3.1 Voting Covenant. Each Stockholder hereby agrees that, prior to the Voting Covenant Expiration Date, at any meeting of the stockholders of the Company, however called, unless otherwise directed in writing by Parent, such Stockholder shall cause the Subject Securities to be voted:

(a) in favor of Merger I, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the Reorganization Agreement and the terms thereof, in favor of each of the other actions contemplated by the Reorganization Agreement and in favor of any action in furtherance of any of the foregoing; and

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement; and

(c) against the following actions (other than the Transaction and the transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (B) any sale, lease, license, sublicense or transfer of a material amount of assets of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company; (D) any change in a majority of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Transaction or any of the other transactions contemplated by the Reorganization Agreement or this Agreement.

Prior to the Voting Covenant Expiration Date, no Stockholder shall enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)”, “(b)”, or “(c)” of the preceding sentence.

3.2 Proxy; Further Assurances.

(a) Contemporaneously with the execution of this Agreement: (i) each Stockholder shall deliver to Parent a proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law (at all times prior to the Proxy Expiration Date) with respect to the shares referred to therein (the “Proxy”); and (ii) each Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by a Stockholder.

(b) Each Stockholder shall, at Parent’s expense (except for actions taken pursuant to subsection (a) above, which shall be at Stockholder’s expense), perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

(c) No Stockholder shall enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to the Subject Shares that is inconsistent with this Agreement or otherwise take any other action with respect to the Subject Shares that would in any way restrict, limit or interfere with the performance of any Stockholder’s obligations hereunder or the transactions contemplated hereby.

SECTION 4. WAIVER OF APPRAISAL RIGHTS

Each Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Transaction or any related transaction that the Stockholders or any other Person may have by virtue of any shares of Company Common Stock Owned by the Stockholders.

SECTION 5. NO SOLICITATION

Each Stockholder agrees that, during the period from the date of this Agreement through the Voting Covenant Expiration Date, such Stockholder shall not, directly or indirectly, and such Stockholder shall ensure that his or its representatives do not, directly or indirectly: (i) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (ii) furnish any information regarding the Company or any subsidiary of the Company to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could lead to an Acquisition Proposal; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) enter into any letter of intent or similar document or any agreement or understanding contemplating or otherwise relating to any Acquisition Proposal. Each Stockholder shall immediately cease and discontinue, and each Stockholder shall ensure that his or its representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholders hereby represent and warrant to Parent, severally and not jointly, as follows:

6.1 Authorization, etc. Each Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform his or its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by the Stockholders and constitute legal, valid and binding obligations of the Stockholders, enforceable against each Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies. If a Stockholder is a general or limited partnership, then such Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If a Stockholder is a limited liability company, then such Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement and the Proxy by each Stockholder do not, and the performance of this Agreement and the Proxy by the Stockholders will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to any Stockholder or by which he or it or any of his or its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which any Stockholder is a party or by any Stockholder or any of his or its affiliates or properties is or may be bound or affected.

(b) The execution and delivery of this Agreement and the Proxy by each Stockholder do not, and the performance of this Agreement and the Proxy by the Stockholders will not, require any consent or approval of any Person. The execution and delivery of any additional proxy pursuant to Section 3.2(a)(ii) with respect to any shares of Company Common Stock that are owned beneficially but not of record by the Stockholders do not, and the performance of any such additional proxy will not, require any consent or approval of any Person.

6.3 Title to Securities. As of the date of this Agreement: (a) each Stockholder holds of record (free and clear of any encumbrances or restrictions, except such as may exist under applicable securities laws) the number of outstanding shares of Company Common Stock set forth under the heading “Shares Held of Record” below such Stockholder’s name on the signature page hereof; (b) each Stockholder holds (free and clear of any encumbrances or restrictions, except such as may exist under applicable securities laws or under the terms of the applicable securities) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading “Options and Other Rights” below such Stockholder’s name on the signature page hereof; (c) each Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” below such Stockholder’s name on the signature page hereof; and (d) no Stockholder Owns, directly or indirectly, any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

6.4 Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Voting Covenant Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger I as if made on that date.

SECTION 7. ADDITIONAL COVENANTS OF STOCKHOLDER

7.1 Stockholder Information. Each Stockholder hereby agrees to permit Parent and Acquisition Sub to publish and disclose in a joint proxy statement/prospectus on Form S-4 such Stockholder’s identity and ownership of shares of Company Common Stock and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement.

7.2 Further Assurances. From time to time and without additional consideration, each Stockholder shall (at Parent’s expense (except for actions taken pursuant to Section 4(a) above, which shall be at such Stockholder’s expense)) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Parent’s expense (except for actions taken pursuant to Section 4(a) above, which shall be at such Stockholder’s expense)) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

SECTION 8. MISCELLANEOUS

8.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by the Stockholder in this Agreement shall survive (i) the consummation of the Transaction, (ii) any termination of the Reorganization Agreement, and (iii) the Voting Covenant Expiration Date.

8.2 Expenses. Except as otherwise set forth herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

8.3 Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

if to a Stockholder:

at the address set forth on the signature page hereof; and

if to Parent:

ViroLogic, Inc.

345 Oyster Point Blvd.

South San Francisco, California 94080

Attention: Kathy L. Hibbs

Fax No.: (650) 635-0397

with copies to:

Cooley Godward LLP

4401 Eastgate Mall

San Diego, California 92121

Attention: Steven M. Przesmicki

Fax No.: (858) 550-6420

8.4 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

8.5 Entire Agreement. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

8.6 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Stockholders, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon each Stockholder and his heirs, estate, executors and personal representatives and his or its successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or Section 7 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.

8.7 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Each Stockholder agrees that, in the event of any breach or threatened breach by a Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.7, and each Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

8.8 Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of each Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of the Stockholders’ obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and such Stockholder; and nothing in any such Affiliate Agreement shall limit any of the Stockholders’ obligations, or any of the rights or remedies of Parent, under this Agreement.

8.9 Governing Law; Venue.

(a) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(b) Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each Stockholder:

(i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware in connection with any such legal proceeding;

(ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him or it at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(iii) agrees that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and

(iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Nothing contained in this Section 8.9 shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.

(c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

8.10 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

8.11 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

8.12 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

8.13 Waiver. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

8.14 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

IN WITNESS WHEREOF, Parent and the Stockholders have caused this Agreement to be executed as of the date first written above.

VIROLOGIC, INC.

By:	/s/ William D. Young
Chief Executive Officer

PERRY PARTNERS, L.P.

By:	Perry Corp., its General Partner

By:	/s/ Randy Borkenstein

Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Perry Partners, L.P. at:

Perry Corp. 599 Lexington Avenue 36th Floor New York, New York 10022 Facsimile: (212) 583-4099

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
1,115,974	0	0

VOTING AGREEMENT SIGNATURE PAGE

PERRY PARTNERS INTERNATIONAL, INC.

By:	Perry Corp., its Investment Manager

By:	/s/ Randy Borkenstein

Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Perry Partners International, Inc. at:

Perry Partners International, Inc.

c/o CITCO Fund Services (Cayman Islands)

LTD

Corporate Center, West Bay Rd.

P.O. Box 31106 SMB

Grand Cayman, Cayman Islands

Facsimile: (345) 949-3877

Attention: Kurt Hagerman

With copies to:

Perry Corp.

599 Lexington Avenue

36th Floor

New York, New York 10022

Facsimile: (212) 583-4099

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
3,369,431	0	0

VOTING AGREEMENT SIGNATURE PAGE

AUDA CLASSICS PLC

By:	Perry Corp., its Investment Manager

By:	/s/ Randy Borkenstein

Name:	Randy Borkenstein
Office:	Chief Financial Officer

Notices to Auda Classics PLC at: Perry Corp. 599 Lexington Avenue 36th Floor New York, New York 10022 Facsimile: (212) 583-4099

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
41,706	0	0

VOTING AGREEMENT SIGNATURE PAGE

PERRY CORP.

By:	/s/ Randy Borkenstein

Name:	Randy Borkenstein
Office:	Chief Financial Officer

Address: 599 Lexington Avenue 36th Floor New York, New York 10022
Facsimile:	(212) 583-4099

Facsimile:	(212) 583-4099

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
0	0	4,527,111

VOTING AGREEMENT SIGNATURE PAGE

RICHARD C. PERRY

/s/ Richard C. Perry
Richard C. Perry

Address:	Richard C. Perry 599 Lexington Avenue New York, New York 10022

Facsimile:	(212) 583-4099

Shares Held of Record	Options and Other Rights	Additional Securities Beneficially Owned
0	0	4,527,111

VOTING AGREEMENT SIGNATURE PAGE

EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned stockholder (the “Stockholder”) of ACLARA BIOSCIENCES, INC., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes WILLIAM D. YOUNG, KATHY L. HIBBS, KAREN J. WILSON and VIROLOGIC, INC., a Delaware corporation (“Parent”), and each of them, the attorneys and proxies of the Stockholder with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to (i) the outstanding shares of capital stock of the Company owned of record by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of capital stock of the Company which the Stockholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses “(i)” and “(ii)” of the immediately preceding sentence are collectively referred to as the “Shares.”) Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Voting Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Apollo Acquisition Sub, Inc., Apollo Merger Subsidiary, LLC and the Company (the “Reorganization Agreement”) which provides (subject to the conditions set forth therein) for the merger of Merger Sub I into the Company (“Merger I”) and immediately following the effectiveness of Merger I, the merger of the Company with and into Merger Sub II (“Merger II,” and together with Merger I, the “Transaction”). This proxy will terminate on the Voting Covenant Expiration Date (as defined in the Voting Agreement).

Until the Voting Covenant Expiration Date, the attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time at any meeting of the stockholders of the Company, however called, and in connection with any written action by consent of stockholders of the Company:

(i) in favor of Merger I, the execution and delivery by the Company of the Reorganization Agreement and the adoption and approval of the Reorganization Agreement and the terms thereof, in favor of each of the other actions contemplated by the Reorganization Agreement and in favor of any action in furtherance of any of the foregoing; and

(ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Reorganization Agreement; and

(iii) against the following actions (other than the Transaction and the other transactions contemplated by the Reorganization Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company; (B) any sale, lease, license, sublicense or transfer of a material

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amount of assets of the Company; (C) any reorganization, recapitalization, dissolution or liquidation of the Company; (D) any change in a majority of the board of directors of the Company; (E) any amendment to the Company’s certificate of incorporation or bylaws; (F) any material change in the capitalization of the Company or the Company’s corporate structure; and (G) any other action which is intended, or could reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Transaction or any of the other transactions contemplated by the Reorganization Agreement.

The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

Dated: October     , 2004

[STOCKHOLDER NAME]

Name:

Address:

Facsimile:

Number of shares of common stock of the Company owned of record as of the date of this proxy:

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